UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2009

Capital Gold Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-13078	13-3180530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

76 Beaver Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 344-2785

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the recommendation of the Compensation Committee and upon approval by the Board of Directors, on July 23, 2009, Capital Gold Corporation’s (the “Company”) executive officers were awarded cash bonuses as follows:

Executive Officer	Cash Bonus

Gifford Dieterle	$187,500
John Brownlie	$187,500
Jeff Pritchard	$168,750
Chris Chipman	$168,750
Scott Hazlitt	$75,000

In addition, at the recommendation of the Compensation Committee and upon approval by the Board of Directors, on July 23, 2009, the Company amended the 2006 Equity Incentive Plan to provide for cashless exercises of options by participants under the Plan (the “Amendment”).  A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits

10.1	Amendment 2009-1 to 2006 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

July 24, 2009	By:	/s/ Christopher M. Chipman
Christopher M. Chipman,
Chief Financial Officer